SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2014

AMPLIPHI BIOSCIENCES
CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-23930	91-1549568

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Leigh Street, Suite 209

Richmond, VA 23219

(Address of principal executive offices) (Zip code)

(804) 827-2524

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 3, 2015, AmpliPhi Biosciences Corporation (the "Company ") held its Annual Meeting of Stockholders (the "Annual Meeting") at the Double Tree Hotel Olympia, 415 Capitol Way North, Olympia, Washington, 98501.

As of July 2, 2015, the record date for the Annual Meeting, there were 285,344,172 shares of Common Stock and 8,290,353 shares of Series B Redeemable Convertible Preferred Stock (equivalent to 82,903,530 shares of common stock issuable upon conversion of all outstanding shares of Series B Redeemable Convertible Preferred Stock, outstanding on the record date and entitled to vote) for a total of 368,247,702 votes, of which 305,275,121 were present in person or represented by proxy. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.	The Company’s stockholders elected two Class III directors to hold office until the Company’s 2018 annual meeting of stockholders:

Shares Voted:	For	Withheld	Broker Non-Vote
M. Scott Salka	244,101,823	504,864	60,668,434
Shares Voted:	For	Withheld	Broker Non-Vote
Jeremy Curnock Cook	218,690,492	25,916,195	60,668,434

2.	The Company’s stockholders approved the proposal to amend the 2031 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 40,000,000 shares to 66,000,000:

Shares Voted:	For	Against	Abstain	Broker Non-Vote
2013 Stock Incentive Plan	242,786,424	1,389,802	430,461	60,668,434

3.	The Company’s stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015:

Shares Voted:	For	Against	Abstain	Broker Non-Vote
Ratify Ernst & Young LLP	301,698,395	3,450,620	126,106	0

4.	The Company’s stockholders authorized an amendment to our Amended and Restated Articles of Incorporation allowing our Board, in its discretion at any time prior to June 30, 2016, to effect a reverse stock split of our outstanding common stock at a ratio of at least five-for-one and up to fifty-for-one:

Shares Voted:	For	Against	Abstain	Broker Non-Vote
Reverse Stock Split	299,539,696	5,517,566	217,859	0

5.	The Company’s stockholders authorized an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 445,000,000 shares to 670,000,000 shares:

Shares Voted:	For	Against	Abstain	Broker Non-Vote
Increase of Authorized Shares	300,277,874	4,742,491	254,756	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmpliPhi Biosciences Corporation

Date: August 4, 2015	By:	/s/ David E. Bosher
David E. Bosher Chief Financial Officer